Amounts Recognized in Accumulated Other Comprehensive Income (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Total AOCI, pre-tax	$ 1,100	$ 800
Pension Plans, Defined Benefit
Net actuarial loss	1,108	770
Prior service credit	0	(105)
Total AOCI, pre-tax	1,108	665
Other Postretirement Benefit Plans, Defined Benefit
Net actuarial loss	17	34
Prior service credit	0	0
Total AOCI, pre-tax	$ 17	$ 34